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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-02773
The Gateway Trust
(Exact name of registrant as specified in charter)
Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209
(Address of principal executive offices)                     (Zip code)
Geoffrey Keenan
The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209
(Name and address of agent for service)
Registrant’s telephone number, including area code: (513) 719-1100
Date of fiscal year end: December 31
Date of reporting period: December 31, 2005
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

GATEWAY FUND ANNUAL REPORT December 31, 2005
P. O. BOX 5211 CINCINNATI, OH 45201-5211 800.354.6339

Gateway Fund
Total Returns — December 31, 2005

	Average Annual Total Return					12/31/05
	One	Three	Five	Ten	Since Inception	Price
	Year	Years	Years	Years	on 12/7/77	Per Share

Gateway Fund	4.66%	7.70%	2.78%	6.77%	9.03%	$25.00

Lehman Brothers U. S. Intermediate Government/Credit Bond Index	1.58%	2.97%	5.49%	5.80%

S&P 500 Index	4.91%	14.39%	0.54%	9.07%

	Cumulative Total Return
	One	Three	Five	Ten	SinceInception
	Year	Years	Years	Years	on 12/7/77

Gateway Fund	4.66%	24.94%	14.68%	92.54%	1,033.14%

Lehman Brothers U. S. Intermediate Government/Credit Bond Index	1.58%	9.18%	30.65%	75.77%

S&P 500 Index	4.91%	49.66%	2.75%	138.29%
Data sources throughout this report: Gateway Investment Advisers, L.P., Thomson Financial and Lehman Brothers, Inc.
Performance data throughout this report represents past performance and is no guarantee of future results. The total return figures assume the reinvestment of distributions, but do not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns throughout this document are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway Fund
Letter To Shareholders
Dear Shareholder:
Throughout its history, the Gateway Fund has endeavored to deliver the rewards of effective risk management to its investors. That remains its highest priority. The Fund not only strives for consistent returns, but also returns in excess of those available from other investments comparable in volatility. In the following pages we review the Fund’s risk management strategy, provide an overview of the markets in 2005, discuss the Fund’s performance for the year and offer our perspectives for 2006.
Strategy Review
The investment objective of the Gateway Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. The Fund employs a strategy comprised of three integrated components: sale of cash-settled index call options on its equity portfolio; purchase of index put options; and ownership of a broadly diversified common stock portfolio designed to support its index-option-based risk management strategy.
By selling index call options, the Fund receives steady cash flow from option premiums in exchange for the uncertain future potential of its equity portfolio. The degree of uncertainty in the equity markets determines the magnitude of the cash flow available to the Fund. In highly volatile markets, uncertainty is magnified and cash flow available from index call options rises. Conversely, when markets exhibit reduced volatility, this cash flow decreases. The Fund seeks to optimize the cash flow earned from the sale of index call options, which serves as the Fund’s primary source of return.
As the cash flow from the sale of index call options varies over time and is somewhat limited in its ability to reduce downside exposure, the Fund also buys index put options to protect against a significant market decline over a short period of time. The value of an index put option generally rises as the underlying stock prices decline. The Fund seeks the most cost-effective protection available from index put options, which serve as a key component in reducing the overall volatility of the Fund.
Asset Allocation
As A Percentage of Net Assets
as of December 31, 2005

Common Stocks	97.3%
Put Options	0.2%
Repurchase Agreements	3.7%
Call Options	(1.5%)
Other Assets and Liabilities, Net	0.3%

100.0%

The final component of the Fund’s strategy is the continuous ownership of a diversified common stock portfolio generally representative of the broad U. S. equity market. The common stock portfolio is constructed to provide support for the index option strategy by minimizing the difference between the performance of the stock portfolio and that of the index or indexes underlying the Fund’s option positions while also considering other factors, such as predicted dividend yield.
The interaction of the three components of the Fund’s strategy is designed to provide fairly consistent returns over a wide range of market conditions. Accordingly, the total return of the Fund over a given time period is a combination of the change in market value and the dividend yield associated with the common stock portfolio, the cash flow earned from index call options, the cost of purchasing index put options and the operating expenses of the Fund.

Gateway Fund
Letter to Shareholders
2005 Market Overview
The year 2005 witnessed a mixed bag of positives and negatives, prompting a number of challenges for the financial markets. Despite excellent corporate profits, robust economic growth, solid job creation and significant improvement in corporate balance sheets, investors were forced to likewise consider the impact of large budget deficits, devastating hurricanes, surging energy prices, rising interest rates and the ongoing hostilities in Iraq. Investor enthusiasm was held in check causing capital to remain on the sidelines and limiting the equity markets to a fairly narrow trading range.
While conflicting economic data restrained the “bull” throughout 2005, the U. S. equity markets as a whole proved to be extremely resilient. Against a backdrop of oil prices soaring to over $70 a barrel, a devastating hurricane striking a major energy-producing region and eight increases in short-term interest rates, the S&P 500 Index delivered a total return of 4.91% for the year. Meanwhile, fixed income investors spent much of the year wary of rising interest rates and inflationary pressure. Bonds, as represented by the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, achieved a return of only 1.58% in 2005. Neither index was able to deliver returns on pace with its long-term historical average, with the bond index even underperforming both its average coupon and the money market rate for the year.
Growth of a $10,000 Investment
December 31, 1995 — December 31, 2005
Past performance does not guarantee future results. The average annual total return figures assume the reinvestment of distributions, but do not reflect the deduction of taxes paid on distributions or on the redemption of your shares.

Gateway Fund
Letter to Shareholders
The low level of market volatility that existed at the end of 2004 fell even further by the end of 2005. The CBOE Volatility Index (the “VIX”), a key gauge of option pricing, was near the low end of its historical range throughout the year. With investor behavior subdued by contradictory news events and economic indicators, the VIX has spent much of the last two years at its lowest values in almost a decade. Since market volatility largely determines option prices, cash flow available from index call premiums was commensurately low. While restricting the ability to earn premiums on index call options, the reduced volatility lowered the costs associated with index put protection.
2005 Performance Commentary
The following discussion of the Fund’s comparative performance to the S&P 500 Index and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index focuses on the results of the Fund’s index-option-based risk management strategy since its diversified common stock portfolio is designed to support this strategy. For the year ended December 31, 2005, the Gateway Fund provided a total return of 4.66%, only slightly below the 4.91% return for the unhedged S&P 500 Index and more than twice the 1.58% return of Lehman Brothers U. S. Intermediate Government/Credit Bond Index during the same period. The Fund’s return reflects its low risk profile, its moderately enhanced dividend yield and the relatively low volatility level that prevailed throughout the year.
During the first quarter of 2005, an improving geopolitical atmosphere was tempered by fears of escalating interest rates and rapidly rising oil prices. This environment caused both stocks and bonds to suffer losses with the S&P 500 Index down 2.15% and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index down 0.87%. However, the steady accumulation of earned option premiums allowed the Fund to overcome these adversities and deliver a positive quarterly return of 0.70%. The short-term, choppy markets experienced in the first quarter of 2005 demonstrated the value added from the Fund’s index-option-based risk management strategy as net premium cash inflows mitigated the stock market decline while exposing shareholders to significantly less risk. Despite the low levels of volatility, available index option premiums remained well above representative long-term rates on bonds without the associated sensitivity to interest rate fluctuations.
Portfolio Sector Weighting
% of Common Stocks
as of December 31, 2005

Gateway Fund
Letter to Shareholders
Early in the second quarter of 2005, corporate earnings news and the direction of the economy remained positive on balance; however, investors continued to evidence concerns over the level of earnings, the pace of economic growth and the potential resurgence of inflation. As the stock market sold off in April, the Fund earned a measure of the cash flow available from index call options and saw some increasing value from index put options, helping to buffer the market decline. In May and June, investors at large responded favorably to the Federal Reserve Board’s strong stance against inflation and to the continuing flow of moderately encouraging economic news. For the three months ended June 30, 2005, the Gateway Fund earned 1.88% as compared to 1.37% for the S&P 500 Index and 2.48% for the Lehman Brothers U. S. Intermediate Government/Credit Bond Index. During the quarter, the Fund’s net cash flow from option premiums contributed more directly to increasing return than to hedging declining stock value.
Devastation from catastrophic hurricanes in September dominated the news in the third quarter of 2005. A sharp equity market rally in July faded noticeably in August and September. After the immediate effects of the hurricanes, investors shifted their focus to the ongoing impacts of higher energy prices, additional government borrowing and widespread supply chain disruptions. Despite the uncertainties and intra-period fluctuation, the VIX ended the quarter virtually unchanged. The Fund delivered a total return of 1.60% for the third quarter, earning steady monthly returns. However, the Fund lagged the 3.60% return for the S&P 500 Index as the Fund’s hedging techniques, while successful in reducing risk exposure, limited participation in July’s strong short-term market advance. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index declined 0.52% during the same period as higher oil prices fueled fears of inflation.
Common Stock Portfolio Composition
as of December 31, 2005

	Gateway		S&P 500
	Fund		Index

Total Holdings	313		500
Total S&P Holdings	187		500
Total Non-S&P Holdings	126		—
Dividend Yield(2)	2.76	%(1)	1.86%
Average Market Cap, $B(2)	31.76		23.33
Weighted Average Price/Earnings Ratio(2)	18.66		20.24
Weighted Average Price/Book Ratio(2)	4.32		4.00

(1)	This percentage represents the dividend yield of the equity securities in the Gateway Fund, not the dividend yield of the Fund itself.

(2)	Calculations obtained from Bloomberg, L.P.
In the wake of an October sell-off, robust economic growth in excess of expectations, accompanied by advancing corporate profits and falling oil prices, undoubtedly motivated investors in November. However, in December, even reasonably strong Christmas sales and the further stabilization of oil prices could not maintain the momentum. Bonds rallied at year-end after a difficult October and experienced a continued flattening of the yield curve. For the fourth quarter, the Fund posted a return of 0.41%, while the Lehman Brothers U. S. Intermediate Government/Credit Bond Index increased 0.51% and the S&P 500 Index, on the strength of its highest 2005 monthly return in November, advanced 2.08%. The Fund continued to earn modest option premiums in the low-volatility market environment that characterized the quarter and the year.
During 2005, the Fund steadily earned premium cash flow (at below-normal historical levels) and dividend income (at slightly above S&P 500 Index yield levels) allowing it to finish the year only 25 basis points behind the S&P 500 Index. Throughout the year, the Fund was fully hedged with both index call and put options. Despite the lack of volatility that supports higher option premiums, the Fund was able to provide shareholders with risk-adjusted performance consistent with its investment objective while adhering to its disciplined hedged approach to equity investing.

Gateway Fund
Letter to Shareholders
2006 Perspective
The past year was a subdued one for investors as total returns from traditional asset classes were below their historical averages. Whether 2006 will be any different is dependent upon many factors including corporate earnings, interest rates, inflation and, of course, unforeseen political developments or natural catastrophes. Strong earnings growth over the past few years, along with valuation concerns stemming from steadily-rising interest rates, has sharply reduced the price/earnings multiple on the S&P 500 Index. One could argue that investors may benefit by buying stocks at these more reasonable prices. Likewise, if the Federal Reserve Board slows the pace of short-term interest rate increases, the argument for a potential bond market rally could also be made. However, as history has shown, even markets considered undervalued may decline and continued interest rate increases and higher levels of inflation may simply be unavoidable.
While these assessments may be problematic, the Fund applies its hedging techniques in a consistent and disciplined manner, and seeks to deliver investment performance that offers an efficient trade-off between risk and reward. Regardless of which market cycle emerges in 2006, we believe the Fund continues to offer shareholders the prospects for effective risk management and improved portfolio stability. While no strategy can assure returns in all market environments, we believe the effects of measurable cash flow and a low risk profile will continue to help make the Gateway Fund an excellent core component in a wide variety of diversified investment portfolios.
We invite you to visit our website at www.gatewayfund.com for updates on the Fund’s investment results and statistics. As always, we appreciate your support and continued confidence.

Walter G. Sall	Patrick Rogers, CFA
Chairman	President

Gateway Fund
Portfolio Of Investments — December 31, 2005

Shares		Value(000’s)
	Common Stocks — 97.3%
	Basic Materials — 5.3%
198,150	3M Co.	$15,357
116,670	Alcoa Inc.	3,450
45,000	Avery Dennison Corporation	2,487
308,900	Companhia Siderurgica Nacional SA — ADR	6,610
32,050	CONSOL Energy Inc.	2,089
460,448	Dow Chemical Company	20,177
519,400	E. I. du Pont de Nemours and Company	22,075
141,600	Eastman Chemical Company	7,305
207,600	Gerdau SA — ADR	3,463
151,250	Lubrizol Corporation	6,569
261,250	Lyondell Chemical Company	6,223
121,125	MeadWestvaco Corporation	3,395
52,550	Nucor Corporation	3,506
397,650	Olin Corporation	7,826
482,150	Packaging Corporation of America	11,065
20,000	Peabody Energy Corporation	1,648
248,750	RPM International, Inc.	4,321
290,600	Sonoco Products Company	8,544
300,600	USEC Inc.	3,592
251,900	Worthington Industries, Inc.	4,839

		144,541

	Commercial Services — 1.3%
181,750	Automatic Data Processing, Inc.	8,340
99,700	Cendant Corporation	1,720
45,900	Cognizant Technology Solutions Corporation — Class A *	2,311
96,050	Electronic Data Systems Corporation	2,309
34,019	First Data Corporation	1,463
70,000	Laidlaw International Inc.	1,626
25,000	NAVTEQ Corporation *	1,097
38,700	Omnicom Group Inc.	3,295
98,000	Paychex, Inc.	3,736
50,000	Robert Half International Inc.	1,894
100,000	Sabre Holdings Corporation — Class A	2,411
461,750	ServiceMaster Company	5,518

		35,720

	Consumer Cyclical — 6.4%
110,900	Abercrombie & Fitch Co. — Class A	7,228
73,000	American Axle & Manufacturing Holdings, Inc.	1,338
142,700	American Eagle Outfitters, Inc.	3,279
188,175	Best Buy Co., Inc.	8,182
117,800	Chico’s FAS, Inc. *	5,175
82,800	Claire’s Stores, Inc.	2,419
15,600	Cummins, Inc.	1,400
See accompanying notes to financial statements.

Gateway Fund
Portfolio of Investments — December 31, 2005

Shares		Value(000’s)
	Consumer Cyclical (Continued)
53,000	Ethan Allen Interiors Inc.	$1,936
65,430	Federated Department Stores, Inc.	4,340
321,663	Ford Motor Company	2,483
125,000	Furniture Brands International, Inc.	2,791
171,250	Gap, Inc.	3,021
515,950	General Motors Corporation	10,020
99,750	Genuine Parts Company	4,381
471,250	Home Depot, Inc.	19,076
26,300	J. C. Penney Company, Inc.	1,462
90,000	Lear Corporation	2,561
175,000	Leggett & Platt, Incorporated	4,018
262,850	Limited Brands	5,875
31,600	Longs Drug Stores Corporation	1,150
157,850	Lowe’s Companies, Inc.	10,522
169,526	Maytag Corporation	3,190
54,850	Michaels Stores, Inc.	1,940
189,100	Nordstrom, Inc.	7,072
55,500	OfficeMax Inc.	1,407
261,800	Pier 1 Imports, Inc.	2,286
106,500	RadioShack Corporation	2,240
34,350	Ross Stores, Inc.	993
19,909	Sears Holding Corporation *	2,300
94,700	Talbots, Inc.	2,635
50,000	Tiffany & Co.	1,915
88,350	TJX Companies, Inc.	2,052
41,900	Tomkins PLC — ADR	864
61,700	Urban Outfitters, Inc. *	1,562
53,900	Volvo AB — ADR	2,538
638,650	Wal-Mart Stores, Inc.	29,889
77,000	Whirlpool Corporation	6,450

		171,990

	Consumer Non-Cyclical — 7.6%
395,550	Albertson’s, Inc.	8,445
709,300	Altria Group, Inc.	52,999
129,350	Avon Products, Inc.	3,693
410,150	Coca-Cola Company	16,533
156,150	Colgate-Palmolive Company	8,565
214,550	ConAgra Foods, Inc.	4,351
16,450	Diageo PLC — ADR	959
91,500	Estee Lauder Companies Inc. — Class A	3,064
117,100	Kimberly-Clark Corporation	6,985
115,950	Loews Corporation — Carolina Group	5,101
379,900	Newell Rubbermaid Inc.	9,034
See accompanying notes to financial statements.

Gateway Fund
Portfolio of Investments — December 31, 2005

Shares		Value(000’s)
	Consumer Non-Cyclical (Continued)
141,780	PepsiCo, Inc.	$8,376
793,251	Procter & Gamble Company	45,913
52,500	Reynolds American Inc.	5,005
541,450	Sara Lee Corporation	10,233
441,750	Tupperware Corporation	9,895
223,198	Vector Group Ltd.	4,056
44,100	Whole Foods Market, Inc.	3,413

		206,620

	Consumer Services — 2.8%
35,000	Brunswick Corporation	1,423
128,200	Deluxe Corporation	3,864
150,000	Dow Jones & Company, Inc.	5,323
123,200	Eastman Kodak Company	2,883
32,000	Harrah’s Entertainment, Inc.	2,281
95,300	International Game Technology	2,933
229,500	Mattel, Inc.	3,631
302,500	McDonald’s Corporation	10,200
75,000	New York Times Company — Class A	1,984
50,000	Outback Steakhouse, Inc.	2,080
47,000	Polaris Industries Inc.	2,359
112,250	R. R. Donnelley & Sons Company	3,840
789,250	Regal Entertainment Group — Class A	15,012
309,200	Sirius Satellite Radio Inc. *	2,072
63,550	Standard Register Company	1,005
298,550	Time Warner Inc.	5,207
52,041	Viacom Inc. — Class B	1,697
72,100	Walt Disney Company	1,728
43,000	Wendy’s International, Inc.	2,376
95,000	Westwood One, Inc.	1,549
58,950	XM Satellite Radio Holdings Inc. — Class A *	1,608

		75,055

	Energy — 8.5%
82,000	BJ Services Company	3,007
30,000	BP PLC — ADR	1,926
84,000	Chesapeake Energy Corporation	2,665
501,964	Chevron Corporation	28,496
262,062	ConocoPhillips	15,247
80,100	Diamond Offshore Drilling, Inc.	5,572
50,000	Eni SPA — ADR	6,973
67,550	ENSCO International Incorporated	2,996
1,674,232	Exxon Mobil Corporation	94,041
191,850	Halliburton Company	11,887
147,950	Kerr-McGee Corporation	13,443
See accompanying notes to financial statements.

Gateway Fund
Portfolio of Investments — December 31, 2005

Shares		Value(000’s)
	Energy (Continued)
61,250	Patterson-UTI Energy, Inc.	$2,018
245,400	Royal Dutch Shell PLC — Class A — ADR	15,090
127,450	Schlumberger Limited	12,382
125,600	Smith International, Inc.	4,661
205,750	Tidewater Inc.	9,148

		229,552

	Financial — 26.3%
59,050	A. G. Edwards, Inc.	2,767
96,900	Aegon NV — ADR	1,581
155,400	Allstate Corporation	8,403
56,300	American Express Company	2,897
551,000	American Financial Realty Trust	6,612
116,500	American Home Mortgage Investment Corp.	3,794
527,186	American International Group, Inc.	35,970
73,100	Aon Corporation	2,628
205,750	Arthur J. Gallagher & Co.	6,354
35,500	Banco Santander Chile SA — ADR	1,583
1,345,280	Bank of America Corporation	62,085
40,000	Barclays PLC — ADR	1,683
37,991	Capital One Financial Corporation	3,282
72,850	Capitol Federal Financial	2,400
152,975	Charles Schwab Corporation	2,244
34,900	Chicago Mercantile Exchange	12,825
1,590,515	Citigroup Inc.	77,188
57,000	Colonial Properties Trust	2,393
47,900	Commerce Bancorp, Inc.	1,648
266,750	Converium Holding AG — ADR *	1,478
59,048	Countrywide Financial Corporation	2,019
520,800	Crescent Real Estate Equities Company	10,322
95,600	Eaton Vance Corp.	2,616
143,200	Equity Office Properties Trust	4,343
158,600	Fannie Mae	7,741
202,050	Fidelity National Financial, Inc.	7,433
225,000	First Horizon National Corporation	8,649
227,900	First Industrial Realty Trust, Inc.	8,774
68,000	FirstMerit Corporation	1,762
2,655,336	General Electric Company	93,070
95,000	Genworth Financial Inc. — Class A	3,285
75,900	Goldman Sachs Group, Inc.	9,693
50,000	H&R Block, Inc.	1,228
33,800	Hartford Financial Services Group, Inc.	2,903
156,750	Health Care REIT, Inc.	5,314
43,700	Healthcare Realty Trust, Inc.	1,454
See accompanying notes to financial statements.

Gateway Fund
Portfolio of Investments — December 31, 2005

Shares		Value(000’s)
	Financial (Continued)
141,300	Hospitality Properties Trust	$5,666
675,000	HRPT Properties Trust	6,986
295,400	HSBC Holdings PLC — ADR	23,771
43,000	ING Groep NV — ADR	1,497
120,000	Jefferson-Pilot Corporation	6,832
1,097,977	JPMorgan Chase & Co.	43,579
69,100	Legg Mason, Inc.	8,271
154,850	Lincoln National Corporation	8,212
753,400	Lloyds TSB Group PLC — ADR	25,465
192,100	Marsh & McLennan Companies, Inc.	6,101
290,800	MBNA Corporation	7,895
57,650	Mercury General Corporation	3,356
100,850	Merrill Lynch & Co., Inc.	6,831
305,350	Morgan Stanley	17,326
36,500	National Australia Bank Limited — ADR	4,334
239,450	Nationwide Health Properties, Inc.	5,124
618,200	New York Community Bancorp, Inc.	10,213
105,650	Newcastle Investment Corporation	2,625
74,500	North Fork Bancorporation, Inc.	2,038
65,000	Old Republic International Corporation	1,707
58,000	Prentiss Properties Trust	2,359
39,500	Royal & Sun Alliance Insurance Group PLC — ADR	431
141,000	Senior Housing Properties Trust	2,384
383,500	St. Paul Travelers Companies, Inc.	17,131
110,000	TCF Financial Corporation	2,985
667,683	U. S. Bancorp	19,957
161,650	Unitrin, Inc.	7,282
325,759	Wachovia Corporation	17,220
277,700	Waddell & Reed Financial, Inc. — Class A	5,823
122,400	Washington Mutual, Inc.	5,324
336,950	Wells Fargo & Company	21,171
24,750	XL Capital Ltd. — Class A	1,668

		711,985

	Health Care — 11.1%
358,250	Abbott Laboratories	14,126
79,100	Aetna Inc.	7,460
223,327	Amgen Inc. *	17,612
148,500	Baxter International Inc.	5,591
71,200	Biogen Idec Inc. *	3,227
55,000	Boston Scientific Corporation *	1,347
1,551,900	Bristol-Myers Squibb Company	35,663
84,750	Caremark Rx, Inc. *	4,389
70,125	Coventry Health Care, Inc. *	3,994
See accompanying notes to financial statements.

Gateway Fund
Portfolio of Investments — December 31, 2005

Shares		Value(000’s)
	Health Care (Continued)
265,100	Eli Lilly and Company	$15,002
16,800	Genentech, Inc. *	1,554
107,950	GlaxoSmithKline PLC — ADR	5,449
54,950	Guidant Corporation	3,558
6,500	Hillenbrand Industries, Inc.	321
737,722	Johnson & Johnson	44,337
64,513	Medco Health Solutions, Inc. *	3,600
189,500	Medtronic Inc.	10,910
28,800	Mentor Corporation	1,327
902,100	Merck & Co., Inc.	28,696
1,879,500	Pfizer Inc.	43,830
143,950	Schering-Plough Corporation	3,001
340,590	UnitedHealth Group Incorporated	21,164
30,400	Universal Health Services, Inc. — Class B	1,421
161,100	WellPoint, Inc. *	12,854
247,700	Wyeth	11,412

		301,845

	Industrials — 4.1%
75,000	American Power Conversion Corporation	1,650
37,950	Black & Decker Corporation	3,300
143,000	Briggs & Stratton Corporation	5,547
225,900	Caterpillar Inc.	13,050
35,400	Deere & Company	2,411
27,400	Eaton Corporation	1,838
182,100	Emerson Electric Co.	13,603
125,050	Hubbell Incorporated — Class B	5,642
45,700	Ingersoll-Rand Company	1,845
33,000	Parker-Hannifin Corporation	2,177
46,150	Pentair, Inc.	1,593
62,900	Snap-on Incorporated	2,363
206,500	SPX Corporation	9,452
126,300	Stanley Works	6,067
766,000	Synagro Technologies, Inc.	3,240
86,000	Timken Company	2,754
402,403	Tyco International Ltd.	11,613
283,500	United Technologies Corporation	15,851
235,300	Waste Management, Inc.	7,141

		111,137

	Technology — 14.7%
156,371	Adobe Systems Incorporated *	5,779
53,150	ADTRAN, Inc.	1,581
82,275	Advanced Micro Devices, Inc. *	2,518
85,000	Altera Corporation *	1,575
See accompanying notes to financial statements.

Gateway Fund
Portfolio of Investments — December 31, 2005

Shares		Value(000’s)
	Technology (Continued)
109,800	Amazon.com, Inc. *	$5,177
135,050	Analog Devices, Inc.	4,844
151,200	Apple Computer, Inc. *	10,870
367,700	Applied Materials, Inc.	6,597
36,000	Autodesk, Inc. *	1,546
135,000	Avaya Inc. *	1,440
219,252	Boeing Company	15,400
83,650	Broadcom Corporation — Class A *	3,944
1,055,125	Cisco Systems, Inc. *	18,064
245,275	Corning Incorporated *	4,822
332,750	Dell Inc. *	9,979
373,995	eBay Inc. *	16,175
53,000	Electronic Arts Inc. *	2,772
35,550	Goodrich Corporation	1,461
25,700	Google Inc. — Class A *	10,662
480,505	Hewlett-Packard Company	13,757
317,400	Honeywell International Inc.	11,823
1,670,578	Intel Corporation	41,698
335,350	International Business Machines Corporation	27,566
1,000,000	JDS Uniphase Corporation *	2,360
45,000	KLA-Tencor Corporation	2,220
51,200	Linear Technology Corporation	1,847
679,190	Lucent Technologies Inc. *	1,807
119,200	Maxim Integrated Products, Inc.	4,320
50,000	Mercury Interactive Corporation *	1,390
169,050	Microchip Technology Incorporated	5,435
2,424,100	Microsoft Corporation	63,390
405,971	Motorola, Inc.	9,171
86,750	National Semiconductor Corporation	2,254
48,200	NVIDIA Corporation *	1,762
833,348	Oracle Corporation *	10,175
410,700	QUALCOMM Incorporated	17,693
91,900	Raytheon Company	3,690
60,000	Red Hat, Inc. *	1,634
410,800	Siebel Systems, Inc.	4,346
281,637	Symantec Corporation *	4,929
350,000	Taiwan Semiconductor Manufacturing Company Ltd. — ADR	3,468
368,400	Texas Instruments Incorporated	11,815
150,000	United Online, Inc.	2,133
57,800	VeriSign, Inc. *	1,267
128,500	Xilinx, Inc.	3,239
421,150	Yahoo! Inc. *	16,501

		396,896

See accompanying notes to financial statements.

Gateway Fund
Portfolio of Investments — December 31, 2005

Shares		Value(000’s)
	Telecommunications — 3.7%
1,348,223	AT&T Inc.	$33,018
542,650	BellSouth Corporation	14,706
90,000	China Mobile HK Limited — ADR	2,164
1,204,490	Citizens Communications Company	14,731
366,130	Sprint Nextel Corporation	8,553
16,650	TDC A/S — ADR	497
39,100	Telecomunicacoes de Sao Paulo SA — ADR	799
37,300	Telstra Corporation Ltd. — ADR	534
875,768	Verizon Communications Inc.	26,378

		101,380

	Transportation — 0.9%
143,200	AMR Corporation *	3,183
120,000	JetBlue Airways Corporation *	1,846
110,000	Southwest Airlines Co.	1,807
216,200	United Parcel Service, Inc. — Class B	16,248

		23,084

	Utilities — 4.6%
115,900	Ameren Corporation	5,939
606,600	Atmos Energy Corporation	15,869
214,500	Consolidated Edison, Inc.	9,938
436,000	Duke Energy Corporation	11,968
206,850	Duquesne Light Holdings Inc.	3,376
48,600	Enel SPA — ADR	1,911
125,000	Energy East Corporation	2,850
277,550	Great Plains Energy Incorporated	7,760
295,500	KeySpan Corporation	10,546
143,000	National Fuel Gas Company	4,460
338,300	NICOR Inc.	13,299
148,150	OGE Energy Corp.	3,969
142,500	ONEOK, Inc.	3,795
100,000	Peoples Energy Corporation	3,507
170,450	Pepco Holdings, Inc.	3,813
132,003	Progress Energy, Inc.	5,797
95,950	Public Service Enterprise Group Inc.	6,234
407,400	United Utilities PLC — ADR	9,500

		124,531

	Total common stocks (cost $2,262,385)	2,634,336

See accompanying notes to financial statements.

Gateway Fund
Portfolio of Investments — December 31, 2005

Contracts		Value(000’s)
	Put Options — 0.2%
3,190	On S&P500 Index expiring January 21, 2006 at 1125	$64
2,719	On S&P500 Index expiring February 18, 2006 at 1125	394
4,284	On S&P500 Index expiring February 18, 2006 at 1150	985
4,283	On S&P500 Index expiring February 18, 2006 at 1175	1,627
3,349	On S&P500 Index expiring March 18, 2006 at 1125	1,139
3,190	On S&P500 Index expiring March 18, 2006 at 1150	1,627

	Total put options (cost $6,815)	5,836

	Repurchase Agreement — 3.7% **
	3.25% repurchase agreement with U. S. Bank, N. A. dated December 30, 2005, due January 3, 2006 (repurchase proceeds $99,706)	99,670

	Total common stocks, put options and repurchase agreement - 101.2%	2,739,842

	Call Options — (1.5%) ***
(4,484)	On S&P500 Index expiring January 21, 2006 at 1225	(13,205)
(5,409)	On S&P500 Index expiring January 21, 2006 at 1250	(6,545)
(2,947)	On S&P500 Index expiring January 21, 2006 at 1275	(906)
(2,946)	On S&P500 Index expiring February 18, 2006 at 1225	(11,328)
(2,709)	On S&P500 Index expiring February 18, 2006 at 1250	(5,892)
(2,520)	On S&P500 Index expiring February 18, 2006 at 1275	(2,495)

	Total call options outstanding (premiums received $67,987)	(40,371)

	Other Assets And Liabilitities, Net — 0.3%	8,172

	Net Assets — 100.0%	$2,707,643

*	Non-income producing.

**	Repurchase agreement fully collateralized by U. S. Government Agency obligations.

***	The $2,634,336,000 aggregate value of common stocks covers outstanding call options.
ADR — American Depository Receipt.
Common stocks are grouped by sector.
See accompanying notes to financial statements.

Gateway Fund
Statement of Assets and Liabilities — December 31, 2005
(000’s)

Assets:
Common stocks, at value (cost $2,262,385)	$2,634,336
Put options, at value (cost $6,815)	5,836
Repurchase agreement	99,670
Receivable for Fund shares sold	7,727
Dividends and interest receivable	4,811
Other assets	54

Total assets	2,752,434

Liabilities:
Call options outstanding, at value (premiums received $67,987)	40,371
Payable for Fund shares redeemed	3,346
Accrued distribution expenses	890
Accrued investment advisory and management fees	105
Other accrued expenses and liabilities	79

Total liabilities	44,791

Net Assets	$2,707,643

Net Assets Consist Of:
Paid-in capital	$2,470,951
Accumulated net realized loss on investment transactions	(161,896)
Net unrealized appreciation on investments	398,588

Net assets	$2,707,643

Fund Shares Outstanding
(unlimited number of shares authorized, no par value)	108,297

Net Asset Value, Offering Price And Redemption Price Per Share	$25.00

See accompanying notes to financial statements.

Gateway Fund
Statement of Operations — For the Year Ended December 31, 2005
(000’s)

Investment Income:
Dividends	$66,885
Interest	2,195
Other income	73

Total investment income	69,153

Expenses:
Investment advisory and management fees	13,976
Distribution expenses	8,682
Trustees’ fees	181
Professional fees	171
Registration fees	119
Insurance expense	63
Custodian fees	57
Other expenses	100

Total expenses	23,349

Net Investment Income	45,804

Realized And Unrealized Gain (Loss) On Investments:
Realized gain (loss) on investment transactions:
Common stocks	(6,161)
Put options expired and closed	(50,612)
Call options expired and closed	50,203

Net realized loss on investment transactions	(6,570)

Change in unrealized appreciation/depreciation on investments:
Common stocks	37,821
Put options	1,992
Call options	33,226

Net change in unrealized appreciation/depreciation on investments	73,039

Net Realized And Unrealized Gain On Investments	66,469

Net Increase In Net Assets From Operations	$112,273

See accompanying notes to financial statements.

Gateway Fund
Statements of Changes in Net Assets
(000’s)

	Year Ended December 31,
	2005	2004
From Operations:
Net investment income	$45,804	$24,817
Net realized gain (loss) on investment transactions	(6,570)	6,173
Net change in unrealized appreciation/depreciation on investments	73,039	93,127

Net increase in net assets from operations	112,273	124,117

Distributions To Shareholders:
From net investment income	(47,247)	(24,820)

From Fund Share Transactions:
Proceeds from shares sold	1,029,880	987,276
Net asset value of shares issued in reinvestment of distributions to shareholders	40,866	21,112
Payments for shares redeemed	(532,064)	(409,311)

Net increase in net assets from Fund shares transactions	538,682	599,077

Net Increase In Net Assets	603,708	698,374

Net Assets:
Beginning of year	2,103,935	1,405,561

End of year	$2,707,643	$2,103,935

Undistributed Net Investment Income	$—	$67

Fund Share Transactions:
Shares sold	41,538	41,915
Shares issued in reinvestment of distributions to shareholders	1,631	867
Shares redeemed	(21,402)	(17,372)

Net increase in Fund shares outstanding	21,767	25,410
Shares outstanding, beginning of year	86,530	61,120

Shares outstanding, end of year	108,297	86,530

See accompanying notes to financial statements.

Gateway Fund
Financial Highlights — Per Share Data For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2005	2004	2003	2002	2001
Beginning Net Asset Value	$24.31	$23.00	$20.76	$21.98	$22.92

Investment Operations:
Net investment income	0.44	0.29	0.17	0.15	0.11
Net realized and unrealized gain (loss)	0.70	1.31	2.24	(1.22)	(0.92)

Total from investment operations	1.14	1.60	2.41	(1.07)	(0.81)

Distributions:
Dividends from net investment income	(0.45)	(0.29)	(0.17)	(0.15)	(0.11)
Distributions from net realized gain	—	—	—	—	(0.02)

Total distributions	(0.45)	(0.29)	(0.17)	(0.15)	(0.13)

Ending Net Asset Value	$25.00	$24.31	$23.00	$20.76	$21.98

Total Return	4.66%	6.95%	11.61%	(4.86%)	(3.53%)

Ending Net Assets(000’s)	$2,707,643	$2,103,935	$1,405,561	$1,068,448	$1,285,131

Average Net Assets Ratios:
Total expenses	0.95%	0.97%	0.97%	0.97%	0.97%
Net investment income	1.87%	1.42%	0.86%	0.66%	0.43%

Portfolio Turnover Rate	15%	71%	5%	13%	18%
See accompanying notes to financial statements.

Gateway Fund
Notes to Financial Statements — December 31, 2005
1. Organization And Significant Accounting Policies
The Gateway Trust (the “Trust”) is an Ohio business trust, registered under the Investment Company Act of 1940, which is authorized to establish and operate one or more separate series of mutual funds. The Trust currently operates one diversified mutual fund, the Gateway Fund (the “Fund”). The investment objective of the Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. The Fund attempts to achieve its investment objective primarily by owning a broadly diversified portfolio of common stocks and by selling index call options. The Fund also buys index put options that can protect the Fund from a significant market decline over a short period of time.
The following is a summary of the Fund’s significant accounting policies:
Investments valuation — The Fund values its portfolio securities as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time. Securities, other than option contracts, traded on a national stock exchange are valued at the last reported sales price on the primary exchange on which the security is traded. Securities traded in the over-the-counter market, and which are quoted by NASDAQ, are valued at the NASDAQ Official Closing Price. Option contracts (both purchased and written) are valued at the average of the closing bid and asked quotations. Securities, other than option contracts, for which market quotations are not readily available or in which trading has been suspended during the day, and option contracts for which closing market quotations are not considered to reflect option contract values as of the close of the NYSE, are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees.
Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.
Investment transactions and investment income — Investment transactions are recorded on the trade date. Capital gains and losses are calculated on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.
Option transactions — The Fund purchases index put options and writes (sells) index call options. When the Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently valued until the option expires or the Fund enters into a closing purchase transaction. When an index call option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.
Distributions to shareholders — Distributions from net investment income and net realized capital gains, if any, are recorded on the ex-dividend date and are declared and paid to shareholders at least annually.

Gateway Fund
Notes to Financial Statements — December 31, 2005
Federal income taxes — The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Based on this policy, the Fund makes no provision for income taxes.
At December 31, 2005, the components of distributable earnings on a tax basis were as follows (000’s):

Cost of common stocks and options	$2,241,014

Gross unrealized appreciation	$430,824
Gross unrealized depreciation	(72,037)

Net unrealized appreciation	358,787
Capital loss carryforwards	(122,095)

Distributable earnings	$236,692

The Fund’s capital loss carryforwards expire December 31, 2011. For the year ended December 31, 2005, the Fund utilized $28,553,000 of the capital loss carryforwards to offset realized gains. The difference between the book basis and tax basis of distributable earnings resulted from the tax deferral of losses on wash sales and the tax recognition of net unrealized appreciation on open option contracts at December 31, 2005. There were no differences between the book basis and tax basis of distributions paid for the years ended December 31, 2005 and 2004.
For the year ended December 31, 2005, the Fund reclassified distributions in excess of net investment income of $1,376,000 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between book and tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.
Repurchase agreements — The Fund requires the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Fund enters into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the “Adviser”).
Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
2. Transactions With Affiliates
The Fund pays the Adviser an investment advisory and management fee under the terms of a Management Agreement at an annual rate of 0.925% of average daily net assets minus all distribution expenses. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows for the payment of distribution expenses by the Fund related to the sale and distribution of its shares. In any year, distribution expenses cannot exceed 0.50% of average daily net assets. The Adviser receives no separate fee for its transfer agency, fund accounting and other services to the Fund, and the Adviser pays the Fund’s expenses of reporting to shareholders under the Management Agreement.
If total annual operating expenses (excluding taxes, interest, brokerage commissions and expenses of an extraordinary nature) exceed 1.50% of the Fund’s average daily net assets, the Adviser has agreed to reduce its fee as necessary to limit the Fund’s expenses to this level.

Gateway Fund
Notes to Financial Statements — December 31, 2005
3. Investment Transactions
For the year ended December 31, 2005, cost of purchases of investment securities (excluding any short-term investments and U. S. government securities) totaled $888,129,000 and proceeds from sales totaled $363,353,000.
The Fund may write (sell) call options on stock indexes in exchange for cash (that is, the premium received) to enhance earnings on the portfolio securities. However, using these call options limits the opportunity to participate in appreciation of the underlying portfolio beyond certain upper limits set by the contracts. The Fund may also buy put options on stock indexes. The purchase of put options involves the risk of loss of all or part of the cash paid for the put options. In general, the liability recorded upon receipt of written option premiums increases to offset rises and decreases to offset declines in portfolio value. Similarly, the value of purchased put options generally increases to offset declines and decreases to offset rises in portfolio value. For the year ended December 31, 2005, transactions in written options were as follows:

	Contracts	Premiums (000’s)

Outstanding at December 31, 2004	16,990	$61,283
Options written	128,991	349,522
Options terminated in closing purchase transactions	(114,618)	(312,552)
Options expired	(10,348)	(30,266)

Outstanding at December 31, 2005	21,015	$67,987

4. Bank Line Of Credit
The Fund has an uncommitted $85 million bank line of credit to be used as a temporary liquidity source for meeting redemption requests. Borrowings under this arrangement, expiring October 31, 2006, bear interest at the bank’s prime rate minus 0.50%. There are no fees associated with maintaining this facility. During the year ended December 31, 2005, there were no borrowings on this line of credit.
5. Commitments and Contingencies
The Fund indemnifies the Trustees and officers of the Trust for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
6. Tax Information (Unaudited)
The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise shareholders as to the federal income tax status of distributions received during the Fund’s fiscal year.
On December 29, 2005, the Fund declared and paid an ordinary income dividend of $47,247,000 or $0.4450 per share to shareholders of record as of December 28, 2005. For the year ended December 31, 2005, 100% of the dividends paid from ordinary income are considered “qualified dividends” subject to a federal tax rate of not more than 15% and 100% of the dividends paid qualified for the dividends received deduction for corporations.

Gateway Fund
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of the
Gateway Fund of The Gateway Trust
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gateway Fund (the “Fund”) of The Gateway Trust as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the year ended December 31, 2001 was audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on these financial highlights in their report dated January 17, 2002.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gateway Fund of The Gateway Trust as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U. S. generally accepted accounting principles.

Cincinnati, Ohio
January 18, 2006

Gateway Fund
Fund Expenses (Unaudited)
As a shareholder of the Gateway Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem the Fund through certain financial institutions; and (2) ongoing costs, including investment advisory and management fees, distribution expenses and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period (July 1, 2005) and held for the six-month period ended December 31, 2005.
Actual Expenses
The first line in the table below provides information about actual account values and actual Fund expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example For Comparison Purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transaction costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if you incurred transaction costs, your costs would have been higher. Please refer to the Fund’s prospectus for additional information on applicability of transaction costs for the Fund.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/05	12/31/05	7/1/05 — 12/31/05*
Actual	$1,000.00	$1,020.20	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent fiscal half-year period).

Gateway Fund
Management Information — December 31, 2005 (Unaudited)
The following provides information regarding each Trustee who is not an “interested person” of The Gateway Trust, as defined in the Investment Company Act of 1940.
James M. Anderson, Cincinnati Children’s Hospital Medical Center, 3333 Burnet Avenue, Cincinnati, Ohio 45229; Trustee of The Gateway Trust since April 1997; Cincinnati Children’s Hospital Medical Center, President and Chief Executive Officer since November 1996; Trustee of Cincinnati Children’s Hospital Medical Center; Director of Union Central Life; Director of the National Stock Exchange; Chairman of the Board of the Cincinnati Branch of the Federal Reserve Bank of Cleveland. Age 64.
Stefen F. Brueckner, The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Trustee of The Gateway Trust since October 1992; Humana Inc. (insurance), Vice President — Senior Products since February 2005 and Vice President — Market Operations from 2001 to 2005; ProMutual Group (insurance), President and Chief Executive Officer from 1998 to 2000; Anthem Companies, Inc. (insurance), President and Chief Executive Officer from 1995 to 1998. Age 56.
Kenneth A. Drucker, Sequa Corporation, 200 Park Avenue, New York, New York 10166; Trustee of The Gateway Trust since April 1986; Sequa Corporation (industrial equipment), Vice President and Treasurer since 1987; Director of Formica Corporation. Age 60.
R. S. (Dick) Harrison, 4040 Mt. Carmel Road, Cincinnati, Ohio 45244; Trustee of The Gateway Trust since April 1996; Retired; Director of Anderson Bank Company of Cincinnati, Ohio. Age 74.
The following provides information regarding each Trustee who is an “interested person” of The Gateway Trust, as defined in the Investment Company Act of 1940. Each is a Director, Officer and Employee of the Trust’s adviser, and an Officer and a Trustee of the Trust.
Walter G. Sall, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Chairman of The Gateway Trust since December 1977 and Trustee of The Gateway Trust since April 1986; Gateway Investment Advisers, L.P., Chairman and Chief Executive Officer since 1995; Director of Melmedica Children’s Healthcare, Inc.; Director of Anderson Bank Company of Cincinnati, Ohio. Age 61.
J. Patrick Rogers, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; President of The Gateway Trust since January 1997 and Trustee of The Gateway Trust since December 1998; Co-Portfolio Manager of the Gateway Fund from 1994 to 1997; Portfolio Manager of the Gateway Fund since 1997; Gateway Investment Advisers, L.P., President since 1995. Age 41.

Gateway Fund
Management Information — December 31, 2005 (Unaudited)
The following provides information regarding each Officer of The Gateway Trust as defined by the Investment Company Act of 1940.
Debra M. Brown, Brown & Associates, 20 Oak Street, Suite 200, Beverly Farms, Massachusetts 01915; Chief Compliance Officer of The Gateway Trust since September 2004; Brown & Associates (compliance consulting firm), Principal since 2000. Age 43.
Gary H. Goldschmidt, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President and Treasurer of The Gateway Trust since April 2000; Gateway Investment Advisers, L.P., Chief Financial Officer since January 2004 and Controller from 1999 to 2004. Age 43.
Geoffrey Keenan, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President of The Gateway Trust since April 1996; Gateway Investment Advisers, L.P., Executive Vice President and Chief Operating Officer since December 1995. Age 47.
Donna M. Squeri, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Secretary of The Gateway Trust since October 1995; Gateway Investment Advisers, L.P., General Counsel since December 1995 and Chief Compliance Officer since September 2004. Age 46.
The Statement of Additional Information includes additional information regarding the Trustees and is available without charge, upon request, by calling 800.354.6339.

Gateway Fund
Approval Of Investment Management Agreement (Unaudited)
At a meeting held on October 12, 2005, the Board of Trustees, including the Independent Trustees, unanimously approved a new Investment Management Agreement (the “Management Agreement”) between the Gateway Fund (the “Fund”) and Gateway Investment Advisers, L.P. (the “Adviser”), subject to approval by the shareholders (which occurred at a special meeting of shareholders held on December 15, 2005). To assist the Trustees in their evaluation of the Management Agreement, the Board was supplied with a written proposal and supporting information from the Adviser in advance of the meeting, as well as presentations from members of the Adviser’s investment management staff. In addition to the foregoing materials, independent legal counsel to the Independent Trustees provided, in advance, a memorandum outlining the duties of the Trustees and factors to be considered by the Board with respect to approval or renewal of investment advisory contracts. After a detailed presentation by the Adviser during which the written materials were reviewed and questions from the Board were answered, the Independent Trustees met in an executive session with counsel to consider the contract approval. The following describes the material factors and conclusions that formed the basis for the Board’s approval of the Management Agreement:
Fund And Adviser Performance
The Trustees reviewed the performance returns of the Fund as compared with various benchmarks for different time periods. Specifically, they were presented with average annual total returns as of September 30, 2005 for various time periods, as compared to the returns of the S&P 500 Index and Lehman Brothers U. S. Intermediate Government/Credit Bond Index. The Trustees also reviewed the Fund’s risk (as measured by standard deviation of returns) and returns compared to those of the S&P 500 Index and various fixed income benchmarks covering the period from January 1, 1988 to September 30, 2005. The Trustees specifically noted that the Fund’s performance compared favorably to relevant benchmarks on a consistent basis, with a standard deviation of less than half that of the S&P 500 Index for the period. When taking into account the Fund’s investment objective, which is to “capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments,” the Board concluded that the Fund’s performance history made a compelling case that the Adviser had consistently and successfully managed the Fund in accordance with its stated objectives.
Nature, Quality And Extent Of Services Provided
When discussing the nature, quality and extent of services that the Adviser provides the Fund, it was pointed out that, in addition to managing the Fund’s portfolio, essentially all of the business of operating the Fund is conducted by the Adviser. Taking into account that the Adviser has managed the Fund since its inception in 1977 and the longevity and low turnover of the Adviser’s staff, the Board noted the strong and cohesive relationship it has had with the Adviser throughout the Fund’s history. Included in the material presented to the Board was a list of recent articles from independent financial publications that favorably recognized the Fund. The Board also recognized the Adviser’s role in proposing and successfully implementing a more active and demanding strategy for management of the Fund’s equity holdings. Also discussed was the increased compliance burden taken on by the Adviser in its capacity as the Fund administrator. Taking into account the personnel involved in servicing the Fund, as well as the initiatives and resources extended by the Adviser as described above, the Board concluded that the services provided to the Fund by the Adviser were superior. They also determined that the internal change of control of the Adviser that had necessitated their approval of a new investment advisory contract with the Adviser should not adversely affect the Adviser’s operations or the nature or quality of services provided by the Adviser.

Gateway Fund
Approval Of Investment Management Agreement (Unaudited)
Comparison With Other Contracts And Other Clients
The Trustees emphasized that the unique fee structure of the Fund operates to the benefit of shareholders. They noted that the Adviser’s compensation is reduced by the Fund’s expenses under its Rule 12b-1 Distribution Plan, such that the Adviser effectively bears the economic burden of all increases in the Fund’s distribution-related expenses. The Trustees were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from an extensive range of mutual fund peers. Included in the comparison were funds with substantially larger asset ranges as well as funds with similar rates of distribution expenses. It was noted that the Adviser’s fees under the Management Agreement cover all but a very small fraction of the Fund’s non-distribution-related expenses. In spite of this fact, the Fund’s management fees were below average as compared to management fees for the funds included in the comparisons. The Board also noted that the Fund’s 0.95% current expense ratio compared quite favorably to the average of 1.45% for all domestic stock funds and 2.30% for a group of 59 funds (including the Fund) cited as using hedge fund-like strategies, according to a July 2005 article in Investment News. They emphasized that, despite being included in a category with substantially higher expenses and management fees, the Fund’s total expenses were 0.50% below the average for domestic stock funds. The Board also reviewed a presentation of fee rates charged to other clients of the Adviser, and recognized the significant factors accounting for the differences in fee rates. Having considered the comparative data as described above, the Board concluded that the Fund’s shareholders are paying below-market management fees and total expenses.
Cost Of Services And Profit To Be Realized By The Adviser
In considering the profits realized by the Adviser, the Board reviewed the Adviser’s most recent audited financial statements and an estimate of its operating margin. After comparing the Adviser’s operating margin with a list of the operating margins of publicly traded money management companies, the Trustees noted that the Adviser’s fiscal year 2004 profit margin and its 2005 year-to-date profit margin were in line with others in the industry. The Board considered as favorable the fact that the Adviser’s revenues from Fund management fees continue to decrease as a percentage of its overall revenues due to a substantial increase in assets managed for other clients. Recognizing the lack of available information on which to base a comparative analysis of the profitability of private investment management firms, and the difficulty of isolating the profitability of the Adviser’s relationship with the Fund from its overall profitability, the Board concluded that the Adviser’s profits from its relationship with the Fund were not unreasonable.
Economies Of Scale
When presented with a chart that illustrated the Fund’s expenses at average net asset levels for each of the last seven years (the period since the adoption of the then-current investment advisory contract), the Trustees noted that the Fund’s total expense ratio has generally declined as net assets have increased; that the rate of distribution expenses has generally risen as assets have increased; and that the rate of the Adviser’s management fee has correspondingly declined. The Board emphasized that the Fund’s unique fee structure effectively had provided reductions in the rate of the Adviser’s fees as distribution expenses increased and that, as a result, the introduction of asset-level breakpoints was unnecessary. Noting that Fund shareholders have benefited from economies of scale as the Fund’s net assets have grown, they concluded that the Fund’s fee structure is reasonable and that economies of scale have been realized by shareholders despite the absence of asset-level breakpoints in the fee structure.

Gateway Fund
Approval Of Investment Management Agreement (Unaudited)
Other Benefits
The Board considered other benefits to the Adviser as a result of its relationship to the Fund. Aside from the management fee, the Board considered the Adviser’s receipt of research services in exchange for soft dollar credit in connection with commissions on the Fund’s equity transactions. When presented with details regarding the commissions charged to the Fund by various broker-dealers and the Adviser’s pursuit of high quality execution of the Fund’s transactions, it was noted that the Fund pays commissions at or below market level rates and receives quality executions, regardless of whether the commissions are used to pay for research through soft dollar arrangements. It was also indicated that no Adviser client pays lower commissions than the Fund. The Board was presented with a detailed description of the research services received by the Adviser in exchange for soft dollar credits resulting from Fund commissions. The benefits of this research to the Fund were noted as well. After taking into consideration the entire presentation on the Adviser’s use of soft dollars and brokerage allocation, the Board concluded that there was no detrimental effect to the Fund as a result of the Adviser’s soft dollar arrangements and that the Fund benefited from the research received.
The Trustees did not identify any single factor discussed previously as all-important or controlling in their determination to approve the Management Agreement. The Trustees, including the Independent Trustees, unanimously concluded that the terms of the Management Agreement are fair and reasonable; that the Adviser’s fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser; and that the Management Agreement is in the best interests of the Fund and its shareholders.
Special Meeting Of Shareholders
On December 15, 2005, a special meeting of shareholders of the Fund, a series of The Gateway Trust (the “Trust”), was held at which the new Management Agreement between the Fund and the Adviser was approved for a two-year period ending December 31, 2007, and may be continued for successive one-year periods if approved at least annually in a manner required by the Investment Company Act of 1940 and the rules and regulations thereunder. The selection of Ernst & Young LLP as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005, was also ratified. The results of the voting were as follows:

Approval of new investment management agreement:	For	44,611,984.000
	Against	509,893.630
	Abstain	554,152.500
	Broker Non-vote	12,571,007.000

Ratification of the selection of Ernst & Young LLP:	For	56,628,744.780
	Against	1,330,178.610
	Abstain	288,113.740

WEB SITE
For general information regarding the Gateway Fund, visit us at www.gatewayfund.com.
INVESTMENT ADVISER
Gateway Investment Advisers, L.P.
Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209
CUSTODIAN
U.S. Bank, N.A. 425 Walnut Street Cincinnati, Ohio 45202
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP 312 Walnut Street Cincinnati, Ohio 45202
LEGAL COUNSEL
Thompson Hine LLP 312 Walnut Street Cincinnati, Ohio 45202
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted those proxies during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at 800.354.6339, or on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The filings are available without charge, upon request, by calling the Fund at 800.354.6339. They are also available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.
This report must be preceded by or accompanied by a prospectus.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:
(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.
(c) Amendments: During the period covered by this report, there were no amendments to the code of ethics.
(d) Waivers: During the period covered by this report, the registrant had not granted a waiver, including an implicit waiver, from a provision of the code of ethics.
(e) Not applicable
(f) The registrant has elected to comply with this item 2(f) by filing a copy of the code of ethics at Item 12(a)(1), where it is incorporated by reference to a previous filing.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that Kenneth A. Drucker is an audit committee financial expert. He is independent for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
     (a) Audit Fees

FY 2005	$55,000
FY 2004	$51,200
     (b) Audit-Related Fees

	Registrant	Adviser
FY 2005	$0	$10,000
FY 2004	$0	$7,900

Nature of Fees. Audit-related services for the Adviser are associated with examination of internal controls related to the Adviser’s transfer agent and registrar functions for SEC Rule 17Ad-13 filing.
     (c) Tax Fees

	Registrant	Adviser
FY 2005	$3,000	$0
FY 2004	$10,626	$0
Nature of Fees. Tax services for registrant included tax compliance and tax return reviews in 2005 and 2004.
     (d) All Other Fees

	Registrant	Adviser
FY 2005	$0	$$0
FY 2004	$0	$1,222
Nature of Fees. Other services for Adviser are associated with a sales and use tax refund review engagement.

(e)	(1)	Audit Committee’s Pre-Approval Policies
Beginning with non-audit service contracts entered into on or after May 6, 2003, the registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. The registrant’s Audit Committee has established a policy of requiring specific pre-approval of audit and non-audit services on an engagement-by-engagement basis.
(2)	Percentages of FY 2005 Non-Audit Services Approved by the Audit Committee

Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%
(f) During the audit of registrant’s financial statements for the most recent fiscal year, less than 50% of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant are as follows:

	Registrant	Adviser
FY 2005	$3,000	$10,000
FY 2004	$10,626	$9,122
     (h) Not applicable. All non-audit services to the registrant’s investment adviser were pre-approved by the Audit Committee for FY 2005.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of February 27, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings of Form N-CSR is recorded, processed, summarized, and reported on a timely basis.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Registrants’ Code of Ethics is incorporated by reference to registrant’s Form N-CSR for the year ended December 31, 2004 which was filed with the Securities and Exchange Commission on February 23, 2005.
(a)(2) EX-99.CERT. Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are filed herewith.
(a)(3) Not Applicable.
(b)      EX-99.906.CERT. Certification required by Rule 30a-2(b) of the Investment Company Act of 1940 is filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
The Gateway Trust

By:	/s/ Walter G. Sall Walter G. Sall, Chairman
Date February 27, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Walter G. Sall Walter G. Sall, Chairman
Date February 27, 2006

By:	/s/ Gary H. Goldschmidt Gary H. Goldschmidt
Vice President and Treasurer
Date February 27, 2006